UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                   August 20, 2008

ROHM AND HAAS COMPANY
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-03507	23-1028370
___________________	__________	_____________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Independence Mall West,		19106
Philadelphia, Pennsylvania
___________________________		________
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		(215) 592-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 20, 2008, the Company’s bylaws were amended by adding a new Article I, Section 10 to address the process for nominating directors as follows:

Section 10. Nomination of Directors. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (1) as directed by the Board of Directors of the Company, or (2) by any stockholder of the Company (a) who is a stockholder of record at the time of giving the notice required by this Section and at the record date for the determination of stockholders entitled to vote at the meeting, (b) who is entitled to vote at the meeting and (c) whose notice to the Company is timely and contains all required information.

To be timely, the stockholder’s notice must be received by the Secretary of the Company (1) in the case of an annual meeting, not later than the close of business on the 60th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; and (2) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever occurs first.

The stockholder’s notice shall include (1) as to each person whom the stockholder proposes to nominate for election as a director (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the number of shares of common stock (if any) of the Company which are owned beneficially or of record by the person and (d) any other information relating to the person that would be required to be disclosed in a proxy statement required to be made in connection with solicitations of proxies for election of directors required pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) the name and record address of such stockholder and the name and address of such beneficial owner, if any, on whose behalf the nomination is made, (b) the number of shares of common stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (c) a description of all arrangements or understandings between such stockholder and beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder. The notice must be accompanied by a written consent of each proposed nominee being named as a nominee and to serve as a director if elected.

Only people who are nominated in accordance with these procedures shall be eligible for election as directors of the Company, except as may be otherwise provided in the Certificate of Incorporation with respect to any rights of holders of preferred stock of the Company. If the chairman of the meeting determines that a nomination was not made in accordance with these procedures, the Chairman shall declare to the meeting that the nomination was defective and shall be disregarded.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3(ii)	Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY

August 26, 2008	By: /s/ Robert A. Lonergan
Name: Robert A. Lonergan
Title: Executive Vice President, General Counsel
and Corporate Secretary